================================================================================




                                MEEHAN FOCUS FUND


                               SEMI-ANNUAL REPORT



                                 APRIL 30, 2003




--------------------------------------------------------------------------------

This report is for the information of the shareholders of Meehan Focus Fund. Its use in connection with any offering of the Fund's shares is authorized only in a case of concurrent or prior delivery of the Fund's current prospectus. Investors should refer to the accompanying prospectus for description of risk factors associated with investments in securities held by the Fund.

================================================================================


Meehan Focus Fund                                                   Distributor:
A Series of Meehan Mutual Funds, Inc.              Viking Fund Distributors, LLC
1900 M Street, N.W., Suite 600                              1400 14th Avenue, SW
Washington, D.C. 20036                                          Minot, ND  58701
(866) 884-5968                                                    (800) 933-8413

================================================================================

                                  May 23, 2003

Dear Fellow Shareholders:

         We are pleased to report that the total return for the Meehan Focus Fund ("the Fund") over the first six months of its fiscal year through April 30, 2003 was 8.1%.* The Fund's performance over this period exceeded the Standard and Poor's 500 Composite Stock Index** ("S&P") by more than 3.6%. Since inception, the Fund continues to outperform both the S&P and the NASDAQ Composite Index** ("NASDAQ") by a wide margin. The Fund's results for the first six months of its 2003 fiscal year, and since inception on December 10, 1999, are shown below with comparable results for leading market indexes.

-------------------------------------------------------------------------------
                          Six Months            Year         Annualized Return
                      November 1, 2002 -   May 1, 2002 -       From Inception
                        April 30, 2003     April 30, 2003   December 10, 1999 -
                                                               April 30, 2003
-------------------------------------------------------------------------------
MEEHAN FOCUS FUND           8.10%*           (23.39%)*            (3.21%)*
-------------------------------------------------------------------------------
S&P 500 Total
Return Index**              4.48%            (13.31%)            (10.65%)
-------------------------------------------------------------------------------
NASDAQ**                   10.12%            (13.26%)            (23.28%)
-------------------------------------------------------------------------------

         Over the past six months the market continued to be volatile, but the bear market, which passed its third anniversary in March of this year, appears to be abating. Corporate earnings are improving, accounting scandals, while not gone from the headlines, are receding and geopolitical uncertainty has eased. We continue to focus on identifying companies that are industry leaders, have trustworthy, shareholder-friendly management, and trade at a discount to their intrinsic value. Given all the geopolitical uncertainty, we cannot predict where the market will be six months or a year from now. We are, however, confident in the quality of the companies in the Fund's portfolio, and we believe the Fund is well positioned to achieve its goal of long-term capital appreciation. On April

----------
* Total returns include the effect of reinvesting stock dividends. Past performance does not guarantee future results. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

** The S&P 500 Index is an unmanaged index of 500 U.S. stocks and gives a broad look at U.S. stock performance. The NASDAQ Composite Index measures all NASDAQ domestic and non-U.S. based common stocks listed on the NASDAQ Stock Market. Index performance does not include transaction costs or other fees, which will affect actual performance.

30, 2003 the Fund's net asset value ("NAV") was $10.68. The Fund has continued to appreciate since April 30, and its NAV is now $11.31. In recent months we added Dentsply, First Data Corporation, EDS and Manugistics to the Fund's portfolio. In addition, we increased our positions in other long-term holdings of the Fund, including ADP, Six Flags and Allied Waste.

         We exited positions in Adelphia and Fleming in April of 2003 at a significant loss. We sold Adelphia after it was disclosed that its corporate officers had made extensive personal use of company funds, which forced Adelphia into bankruptcy. Several of Adelphia's former officers are currently under indictment, charged with securities fraud and conspiracy. The Adelphia mistake was a direct result of its officers' misconduct. Fleming was the nation's largest wholesale food distributor and had strong earnings and cash flow when we initially purchased it in May 2002. In February 2003, Fleming's supply contract with Kmart, its largest customer, was terminated. As a result, Fleming's cash flow disappeared and Fleming was forced into bankruptcy in April 2003. From Fleming we have learned to be more careful in evaluating companies that rely too heavily on a single customer, such as Kmart. We will try to avoid such mistakes in the future.

         Last December, in our 2002 Annual Report, we noted that AES, a stock added to the Fund in 2002, had begun to implement a plan to address its debt difficulties through asset sales and a major debt refinancing. To date, AES has significantly strengthened its balance sheet, and the market is recognizing its efforts. Its stock price has risen substantially since December 2002 and AES has now grown to one of our top ten holdings. While AES must continue to execute its plan in a difficult environment, we believe AES will succeed in the long run.

PORTFOLIO REVIEW
----------------

         The attached Schedule of Investments identifies the stocks we own and their market value as of April 30, 2003. Our Fund held 38 stocks, and 80% of the Fund's assets were invested in 25 companies. Our top 10 holdings, which represented more than 44% of the Fund's portfolio, were as follows:

         Company                                               % of Fund
         -------                                               ---------

         1.   Berkshire Hathaway, Class B                          8.8
         2.   Pfizer                                               5.1
         3.   Progressive                                          5.0
         4.   Liberty Media Group                                  4.7
         5.   Automatic Data Processing (ADP)                      4.1
         6.   Catellus Development                                 3.8
         7.   Hubbell, Class B                                     3.5
         8.   AES                                                  3.3
         9.   Illinois Tool Works                                  3.1
         10.  Cablevision Systems                                  3.0
                                                                   -----
                                                                  44.4

         Seven of our top ten holdings show gains since we purchased them, with Pfizer, Liberty Media and ADP being the exceptions. Despite their underperformance, we are happy to own these companies and continue to believe they will perform well for the Fund in the long run. Our largest gains are in Progressive, Catellus Development and Cablevision Systems, and we believe that these companies will continue to do well.

BRIEF DISCUSSION OF THREE OF OUR TOP HOLDINGS

--------------------------------------------------------------------------------
                         Average Cost         April 30, 2003          Percent
                           per Share           Market Price          Increase
                                                  per Share
--------------------------------------------------------------------------------
Berkshire Hathaway
Class B                   $1996.76              $2332.00              16.79%
--------------------------------------------------------------------------------
Cablevision Systems         $11.61                $22.42              93.11%
--------------------------------------------------------------------------------
Dentsply                    $33.52                $37.35              11.43%
--------------------------------------------------------------------------------

         Berkshire Hathaway was the first stock purchased for the Fund's portfolio and it is our largest holding. Warren Buffet, Berkshire's Chairman, considers Berkshire's shareholders to be his partners and has taken a strong stance on issues of corporate governance. Mr. Buffett reported at the annual shareholder meeting, which I attended in Omaha this May, that Berkshire's 2002 operating earnings were the highest ever, and its operating earnings for the first quarter of 2003 also reached a record level. Berkshire's recent strong results are primarily attributable to the performance of its insurance businesses, which are extremely well managed. Berkshire currently has more than $16 billion of cash to invest, and Mr. Buffett has very successfully invested capital throughout Berkshire's history. We expect Berkshire will remain a mainstay of the Fund's portfolio.

         Cablevision is one of the nation's largest cable TV operators, with more than three million subscribers in the New York metropolitan area, and has a growing cable internet service business. Cablevision also is majority owner of Madison Square Garden and the New York Knicks and Rangers sports franchises. When we purchased Cablevision last year, its price had declined steeply on investor worries about Cablevision's ability to generate sufficient cash flow to meet its debt payments and an accounting scandal at another cable company. We believed Cablevision's core cable and entertainment businesses were valuable and that management was committed to its plan to reduce debt by selling non-core assets. Over the past eight months, Cablevision has successfully implemented its plan and the stock price has appreciated significantly. With management refocused on its core businesses, Cablevision should be a solid long-term performer.

         Dentsply is the world's leading manufacturer of dental products and equipment. We purchased our Dentsply shares early this year after they had dipped in response to disappointing third quarter revenue and earnings. Dentsply's products cover the full spectrum of dental care, from high-end procedures using intraoral cameras and digital imaging to tooth extractions and fillings. Over the past decade Dentsply has consistently grown its earnings and its return on equity has typically been in the high teens. The breadth of Dentsply's product lines has it well positioned to benefit from global demographic trends toward better dental care. We viewed the price decline as an opportunity to buy an industry leader at a reasonable price.

CONCLUSION
----------

         We appreciate your confidence in our management of the Fund, and we look forward to continued growth and success. You can check the Fund's NAV on-line at any time by typing the Fund's symbol, "MEFOX", in most stock quotation services. Please do not hesitate to contact us if you have any questions regarding the status of your investment in the Fund.

                                               Sincerely,

                                               /s/ Thomas P. Meehan
                                               --------------------------
                                               Thomas P. Meehan

MEEHAN FOCUS FUND                                                                                      Sector Totals       % of
SCHEDULE OF INVESTMENTS                                                                                                 Net Assets
APRIL 30, 2003 (Unaudited)
---------------------------------------------------------------------------------------------------
                                                                  NUMBER                 MARKET
                                                                OF SHARES                 VALUE
 COMMON STOCK -- 99.27%
 Consumer Discretionary
Cablevision Systems Class A                                       22,000         $         493,240
Liberty Media Group                                               70,000                   770,000
Hilton Hotels Corp.                                               25,000                   333,000
Office Depot, Inc.                                                36,000                   455,760
Six Flags, Inc.                                                   55,000                   323,400
Shopko Stores, Inc.                                               15,000                   180,450
Payless ShoeSource, Inc.                                          12,000                   190,320
Tiffany & Co.                                                     12,000                   332,880
Toys R Us, Inc.                                                   30,000                   307,500
                                                                                 ------------------
 TOTAL CONSUMER DISCRETIONARY -- 20.66%                                                  3,386,550      3,386,550       20.66%

 CONSUMER STAPLES
CVS Corp.                                                         12,000                   290,520
                                                                                 ------------------
 TOTAL CONSUMER STAPLES -- 1.77%                                                           290,520        290,520        1.77%

 ENERGY
Rowan Companies, Inc.                                             19,000                   389,500
Frontier Oil Corp.                                                19,000                   321,480
                                                                                 ------------------
 TOTAL ENERGY -- 4.34%                                                                     710,980        710,980        4.34%

 FINANCIAL
First Data                                                         8,700                   341,301
Mony Group, Inc.                                                  20,500                   476,215
Progressive Corp.                                                 12,000                   816,000
Berkshire Hathaway, Inc. Class B                                     620                 1,445,840
MGIC Investment Corp.                                              9,000                   409,140
Catellus Development Corp.                                        29,300                   620,574
                                                                                 ------------------
 TOTAL FINANCIAL -- 25.06%                                                               4,109,070      4,109,070       25.06%

 Health
Dr. Reddy's Lab-ADR                                                9,000                   170,100
Pfizer, Inc.                                                      27,000                   830,250
Dentsply International                                            10,000                   373,500
                                                                                 ------------------
 TOTAL HEALTH -- 8.38%                                                                   1,373,850      1,373,850        8.38%




MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 2003 (Unaudited)
---------------------------------------------------------------------------------------------------
                                                                  Number                 Market
                                                                of Shares                 Value
 Industrials
Goodrich (B.F.), Inc.                                             12,000                 $ 168,840
Hubbell, Inc., Class B                                            18,000                   577,800
Cendant Corp.                                                     31,000                   442,680
Illinois Toolworks, Inc.                                           8,000                   511,840
Adaptec                                                           63,000                   434,070
Allied Waste Industries, Inc.                                     30,000                   249,000
                                                                                 ------------------
 Total Industrials -- 14.54%                                                             2,384,230      2,384,230       14.54%

 Information Technology
ESC Seagate Tech - Escrow                                          3,600                         -
Electronic Data Systems                                           14,000                   254,100
Manugistics                                                       90,000                   294,300
Micros Systems, Inc.                                              10,000                   250,300
Vishay Intertechnology, Inc.                                      30,000                   375,000
Perkinelmer, Inc.                                                 37,000                   367,040
                                                                                 ------------------
 Total Information Technology -- 9.40%                                                   1,540,740      1,540,740        9.40%

 Materials
Methanex Corp.                                                    17,483                   165,914
                                                                                 ------------------
 Total Materials -- 1.01%                                                                  165,914        165,914        1.01%

 Services
Automatic Data Processing, Inc.                                   20,000                   672,600
                                                                                 ------------------
 Total Services -- 4.10%                                                                   672,600        672,600        4.10%

 Telecommunications Services
Qwest Communications International                               110,000                   414,700
IDT Corp.                                                         11,000                   157,300
IDT Corp. Class C                                                 11,000                   157,080
                                                                                 ------------------
 Total Telecommunications Services -- 4.45%                                                729,080        729,080        4.45%

 Utilities
American Electric Power, Inc.                                     14,000                   369,320
AES Corp.                                                         90,000                   540,900
                                                                                 ------------------
 Total Utilities -- 5.55%                                                                  910,220        910,220        5.55%
                                                                                                      ------------
                                                                                                       16,273,754
MEEHAN FOCUS FUND
SCHEDULE OF INVESTMENTS
April 30, 2003 (Unaudited)
---------------------------------------------------------------------------------------------------
                                                                  Number                 Market
                                                                of Shares                 Value

      TOTAL COMMON STOCK (Cost $15,891,272)                                           $ 16,273,754     16,273,754       99.27%
                                                                                 ------------------

 SHORT TERM INVESTMENTS -- 0.83%
First Western Bank Collective Asset Fund (Cost $136,241)         136,241                   136,241        136,241        0.83%
                                                                                 ------------------



      TOTAL INVESTMENTS (Cost $15,891,272) -- 100.10%                                   16,409,995                     100.10%
      OTHER ASSETS LESS LIABILITIES -- (.10%)                                              (15,880)                     -0.10%
                                                                                 ------------------
                             NET ASSETS -- 100.00%                                    $ 16,394,115
                                                                                 ==================



                              The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
APRIL 30, 2003
--------------------------------------------------------------------------------


ASSETS:

   Investments, at market (identified cost $15,891,272) (Note 1)         $      16,273,754
   Cash - First Western Bank Collective Asset Fund (cost $136,241.25)              136,241
   Receivables:
        Dividends and interest                                                       3,317
        Fund share subscriptions                                                         0
        Investments sold                                                                 0
                                                                          ----------------
             Total asset                                                        16,413,312
                                                                          ----------------


LIABILITIES:
   Payables:
        Due to Advisor (Note 4)                                                     19,197
        Investments purchased                                                            0
                                                                          ----------------
             Total liabilities                                                      19,197
                                                                          ----------------

NET ASSETS                                                               $      16,394,115
                                                                          ================

NET ASSETS CONSIST OF:
        Common stock (100,000,000 shares of $.0001 par value
         authorized, 1,535,106 shares outstanding) (Note 2)              $             154
        Additional capital paid-in                                              18,380,788
        Undistributed net investment loss                                      (1,753,866)
        Accumulated net realized loss on investments                             (615,442)
        Net unrealized appreciation on investments                                 382,482
                                                                          ----------------

Net Assets, for 1,535,106 shares outstanding                             $      16,394,115
                                                                          ================

Net Asset Value, offering and redemption price per share                 $           10.68
                                                                          ================


          The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENT OF OPERATIONS  (UNAUDITED)
FOR THE PERIOD ENDED APRIL 30, 2003
--------------------------------------------------------------------------------

INVESTMENT INCOME:
      Interest                                               $             228
      Dividends                                                         76,302
                                                               ----------------
           Total investment income                                      76,530
                                                               ----------------

EXPENSES:
      Investment advisory fees (Note 4)                                 73,839
      Service fees (Note 4)                                             36,919
                                                               ----------------
            Total expenses                                             110,758
                                                               ----------------

      Net investment loss                                              (34,228)
                                                               ----------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
      Net realized loss on investments                                (615,442)
      Net change in unrealized appreciation on investments           1,866,299
                                                               ----------------
                                                                     1,250,857
                                                               ----------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         $       1,216,629
                                                               ================






    The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------

                                                                                  Period Ended            Year Ended
                                                                                 April 30, 2003        October 31, 2002
                                                                               -------------------    -------------------
Increase in Net Assets                                                            (Unaudited)
Operations:
     Net investment gain (loss)                                                 $         (34,228)    $          (98,479)
     Net realized loss on investments                                                    (615,442)            (1,494,583)
     Net change in unrealized appreciation (depreciation) on investments                1,866,299             (1,355,195)
                                                                                ------------------    -------------------
Net increase (decrease) in net assets resulting from operations                         1,216,629             (2,948,257)
                                                                                ------------------    -------------------

Distributions to Shareholders From:
     Net investment income                                                                      -                      -
                                                                                ------------------    -------------------

Increase in net assets from Fund share transactions (Note 2)                            1,348,408              3,964,132
                                                                                ------------------    -------------------

Increase in net assets                                                                  2,565,036              1,015,875

Net Assets:
     Beginning of period                                                               13,829,080             12,813,205
                                                                                ------------------    -------------------
     End of period                                                              $      16,394,116     $       13,829,080
                                                                                ==================    ===================



                         The accompanying notes are an integral part of the financial statements.


MEEHAN FOCUS FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------------------

Per Share Data (For a Share Outstanding Throughout each Period)


                                                    For the Period
                                                         Ended               For the Year         For the Year
                                                    April 30, 2003              Ended                 Ended
                                                      (Unaudited)          October 31, 2002     October 31, 2001*
                                                   --------------------    -----------------    -----------------
Net Asset Value, Beginning of Period             $                9.88   $            11.83   $            12.47
                                                   --------------------    -----------------    -----------------

Investment Operations:
     Net investment income (loss)                                (0.02)               (0.07)                0.02
     Net realized and unrealized gain (loss) on
        investments                                               0.82                (1.88)               (0.59)
                                                   --------------------    -----------------    -----------------
          Total from investment operations                        0.80                (1.95)               (0.57)
                                                   --------------------    -----------------    -----------------

Distributions:
     From net investment income                                      -                    -                (0.07)
                                                   --------------------    -----------------    -----------------
          Total distributions                                        -                    -                (0.07)
                                                   --------------------    -----------------    -----------------

Net Asset Value, End of Period                   $               10.68   $             9.88   $            11.83
                                                   ====================    =================    =================

Total Return                                                     8.10%              -16.48%                (4.60)%

Ratios/Supplemental Data
     Net assets, end of period (in 000's)        $             16,394    $          13,829    $           12,813
     Ratio of expenses to average net assets                     1.50% 1              1.50%                 1.50% 1
     Ratio of net investment income
       to average net assets                                    -0.46% 1              0.65%                 0.12% 1
     Portfolio turnover rate                                    11.06%               25.25%                50.93%



1 Annualized

* The Meehan Focus Fund commenced operations on December 10, 1999.


                              The accompanying notes are an integral part of the financial statements.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
         Meehan Mutual Funds, Inc. (the "Company") is incorporated under the laws of the state of Maryland and consists solely of the Meehan Focus Fund (the "Fund"). The Company is registered as a no-load, open-end management investment company of the series type under the Investment Company Act of 1940 (the "1940 Act"). The Fund's investment objective is long-term growth of capital. The Fund commenced operations on December 10, 1999.

         The costs incurred in connection with the organization, initial registration and public offering of shares have been paid by Edgemoor Capital Management, Inc. (the "Advisor"). Accordingly, no organization costs have been recorded by the Fund.

         The following is a summary of significant accounting policies consistently followed by the Fund.

a) Investment Valuation--Common stocks and other equity-type securities listed on a securities exchange are valued at the last quoted sales price on the day of the valuation. Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities that are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith by the investment advisor under the supervision of the Board of Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market value.

b) Federal Income Taxes--No provision for federal income taxes has been made since the Fund has complied to date with the provision of the Internal Revenue Code applicable to regulated investment companies and intends to so comply in the future and to distribute substantially all of its net investment income and realized capital gains in order to relieve the Fund from all federal income taxes.

The fund has a capital loss carryforward of $1,719,638.23.

c) Distributions to Shareholders--Dividends from net investment income and distributions of net realized capital gains, if any, will be declared and paid at least annually. Income and capital gain distributions are determined in accordance with income tax regulations that may differ from accounting principles generally accepted in the United States of America.





MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES-(continued)
d) Use of Estimates--The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

e) Other--Investment and shareholder transactions are recorded on trade date. The Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis.

2. CAPITAL SHARE TRANSACTIONS
         Transactions in shares of the Fund for the period ended April 30, 2003 were as follows:
                                                     SHARES           AMOUNT
         Sold...................................    174,883         $1,518,367
         Reinvestments..........................          -                 -
         Redeemed...............................     (16,439)        (169,960)
                                                    --------        ---------

         Net Increase...........................     158,444        $1,348,408
                                                     =======        ==========

         Transactions in shares of the Fund for the year ended October 31, 2002 were as follows:
                                                     SHARES           AMOUNT
         Sold...................................    318,258         $3,972,274
         Reinvestments..........................          -                  -
         Redeemed...............................      (928)             (8,142)
                                                   --------          ----------

         Net Increase...........................   317,330           $3,964,132


3.       INVESTMENT TRANSACTIONS
         The aggregate purchases and sales of investments, excluding short-term investments, by the Fund for the period ended April 30, 2003, were as follows:

                  Purchases  . . . . . . . . . . . . . . .   $2,723,247

                  Sales      . . . . . . . . . . . . . . .    1,092,018

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)

3. INVESTMENT TRANSACTIONS-(continued)
         At April 30, 2003, unrealized appreciation of investments for tax purposes was as follows:

            Appreciation. . . . . . . . . . . . . . . . . . . . . . .$2,174,811
            Depreciation . . . . . . . . . . . . . . . . . . . . . . .1,792,330)

            Net appreciation on investments . . . . . . . . . . . . .$  382,481
                                                                     ==========

         At April 30, 2003, the cost of investments for federal income tax purposes was $15,891,272.


4.       ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS
         The Fund has entered into an Advisory Agreement with Edgemoor Capital Management, Inc. (the "Advisor") to provide investment management services to the Fund. Pursuant to the Advisory Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 1.00% as applied to the Fund's average daily net assets. For the period ended April 30, 2003, the Advisor received fees of $73,839.

         The Fund has entered into an Operating Services Agreement (the "Servicing Agreement") with the Advisor to provide or arrange for day-to-day operational services to the Fund. Pursuant to the Servicing Agreement, the Advisor is entitled to receive a fee, calculated daily and payable monthly at the annual rate of 0.50% as applied to the Fund's average daily net assets. For the period ended April 30, 2003 the advisor received fees of $36,919.

         The Fund and the Advisor have entered into an Investment Company Services Agreement (the "ICSA") with Viking Fund Management, LLC to provide day-to-day operational services to the Fund including, but not limited to, accounting, administrative, transfer agent, dividend disbursing, registrar and recordkeeping services.

         The effect of the Advisory Agreement and the Servicing Agreement is to place a "cap" on the Fund's normal operating expenses at 1.50%. The only other expenses incurred by the Fund are distribution fees, if any, brokerage fees, taxes, if any, legal fees relating to Fund litigation, and other extraordinary expenses.

MEEHAN FOCUS FUND
--------------------------------------------------------------------------------

NOTES TO THE FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)

4.         ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS-(continued)
         The Fund and the Advisor have entered into a Distribution Agreement with Viking Fund Distributors, LLC to provide distribution services to the Fund.

         The Fund has adopted a Plan of Distribution under which it may finance activities primarily intended to sell shares. The Plan has not been implemented and the Fund has no intention of implementing the Plan during the period through October 31, 2003.

         One of the directors and officers of the Fund is a director and officer of the Advisor and two officers of the Fund are also officers of the Advisor.

MEEHAN MUTUAL FUNDS, INC.

Meehan Focus Fund


ITEM 9
------

(a) Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act), the Principal Executive Officer and Treasurer of the Company have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Company is accumulated and communicated to the Company's management to allow timely decisions regarding required disclosure.

 (b) There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10(b)(i)
                                    CERTIFICATION


I, Thomas P. Meehan, certify that:

1. I have reviewed this report on Form N-CSR of Meehan Mutual Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:    June 4, 2003

                                                     /s/ Thomas P. Meehan
                                                     ---------------------------
                                                     Thomas P. Meehan
                                                     President

ITEM 10(b)(i)(i)                CERTIFICATION



I, Paul Meehan, certify that:

1. I have reviewed this report on Form N-CSR of Meehan Mutual Funds, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial information included in this report, and the financial statements on which the financial information is based, fairly present in all material respects the financial condition, results of operations, changes in net assets, and cash flows (if the financial statements are required to include a statement of cash flows) of the registrant as of, and for, the periods presented in this report;

4. The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in rule 30a-2(c) under the Investment Company Act) for the registrant and have:

a) designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

b) evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report (the "Evaluation Date"); and

c) presented in this report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of the registrant's board of directors (or persons performing the equivalent functions):

a) all significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize, and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

6. The registrant's other certifying officers and I have indicated in this report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.


Date:    June 4, 2003

                                                     /s/ Paul Meehan
                                                     ----------------------
                                                     Paul Meehan
                                                     Treasurer